UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

FOURTH WAVE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

75 E. Santa Clara Street, 6th Floor

San Jose, CA 95113

(Address of principal executive offices)

(408) 213-8874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 6, 2022, the Board of Directors (the “Board”) of Fourth Wave Energy, Inc., (the “Company”) dismissed MaloneBailey, LLP (“MB”) as the Company's independent registered public accounting firm, effective as of such date, and engaged M&K CPAS, PLLC (“M&K”) as the Company's independent registered public accounting firm for the year ending December 31, 2021.

The audit reports of MB on the financial statements of the Company for the fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that they each contained an explanatory paragraph disclosing uncertainty regarding the Company’s ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2020 and December 31, 2019 and during the subsequent interim period from January 1, 2021 through January 6, 2022, (i) there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to MB’s satisfaction, would have caused MB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MB with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that MB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Report respecting MB and, if not, stating the respects in which it does not agree. The letter from MB is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2020 and December 31, 2019 and during the subsequent interim period from January 1, 2021 through January 6, 2022, neither the Company nor anyone on its behalf consulted M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that M&K concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Exhibit

16.1	Letter from MaloneBailey, LLP to the SEC dated January 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOURTH WAVE ENERGY, INC.

Dated: January 7, 2022	By:	/s/ J.Jacob Isaacs
Name: J. Jacob Isaacs

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